Filed pursuant to Rule 497(e)
Registration Nos. 333-190432; 811-22875

BLUESTONE COMMUNITY DEVELOPMENT FUND

Ticker: BLUCX

February 19, 2020

Supplement to the Prospectus and Statement of Additional Information (“SAI”) dated October 23, 2019, as previously supplemented

This Supplement amends the Prospectus and SAI of Bluestone Community Development Fund (the “Fund”). It should be retained and read in conjunction with the Prospectus and SAI.

Effective on February 18, 2020, the Fund’s Board of Trustees (the “Board”) accepted the resignation of Lee A. Calfo from his position as a Trustee of the Fund. Mr. Calfo continues to serve as a Portfolio Manager for the Fund and as President and Principal Executive Officer of the Fund, as well as a member of the Fund’s Valuation Committee. Accordingly, all references to Mr. Calfo serving as a Trustee of the Fund in the Prospectus and SAI are hereby removed.

Effective on February 18, 2020, the Board appointed Jorge A. Junquera Diez to serve as a Trustee of the Fund.

In light of the foregoing, the following changes are made to the disclosures in the Prospectus and SAI:

Prospectus

The disclosure in the Prospectus under the section titled “Management of the Fund – Board of Trustees” is hereby replaced with the following:

The Board is responsible for the overall management of the Fund, including the supervision of the duties performed by the Adviser. The Board is comprised of four Trustees, each of whom is not an “interested person” of the Fund, as that term is defined by the 1940 Act. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing officers of the Fund and selecting and supervising the Adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Trustees and Officers of the Fund” in the SAI.

SAI

The disclosure in the SAI in the first sentence under the section titled “Trustees and Officers of the Fund – Members of the Board” is hereby replaced with the following:

There are four members of the Board, each of whom is not an “interested person” of the Fund, as that term is defined in the 1940 Act (“Independent Trustees”).

The table in the SAI under the section titled “Trustees and Officers of the Fund” hereby incorporates the following:

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Independent Trustees
Jorge A. Junquera Diez Born: 1948	Trustee (Indefinite term; since 2020)	Managing Partner of Kohly Capital, LLC (private investment firm)(since 2016)	1	Director, EVERTEC, Inc. (a transaction processing company)(since 2012) Director, Sacred Heart University (Puerto Rico) (since 2014)
Other Officers
Lee A. Calfo Born: 1977	President and Principal Executive Officer (Indefinite term; since 2019)	Chief Executive Officer and Portfolio Manager, Bluestone Capital Partners LLC (investment advisory firm)(since 2019); Chief Executive Officer, J. Alden Associates, Inc. (broker-dealer)(since 2018); Chief Executive Officer, Alden Capital Management, LLC (asset management firm)(since 2018); Chief Executive Officer and Portfolio Manager, Bluestone Capital Management, LLC (investment advisory firm)(since 2010); President, MCG Securities LLC (broker-dealer)(2012-2017)	N/A	N/A

The disclosure in the SAI under the section titled “Trustees and Officers of the Fund – Individual Trustee Qualifications” hereby incorporates the following:

Jorge A. Junquera Diez. Mr. Junquera has served as a Trustee of the Fund since 2020. Mr. Junquera has served as the Managing Partner of Kohly Capital, LLC, a private investment firm, since 2016. Mr. Junquera has also served as a director of EVERTEC, Inc., a full-service transaction processing business in Puerto Rico and Latin America since 2012, and a director of Sacred Heart University in Puerto Rico, since 2014. Mr. Junquera was Vice Chairman of the Board of Directors of Popular, Inc. (“Popular”) from 2013 to 2015. Prior to becoming Vice Chairman, he was Chief Financial Officer of Popular and Supervisor of Popular’s Financial Management Group, positions he held from 1996 to 2013. From 1999 to 2002, Mr. Junquera was President of Banco Popular North America. Mr. Junquera was a member of the boards of Banco Popular de Puerto Rico and Banco Popular North America from 2001 to 2013, a member of the board of Centro Financiero BHD in the Dominican Republic from 2001 to 2015 and a member of the board of Popular North America from 1996 to 2015, as well as of various Puerto Rico open-end investment companies from 2010 to 2012. Prior to becoming Popular’s Chief Financial Officer, he was supervisor of Popular’s Retail Banking Group from 1986 to 1996. Mr. Junquera received a Bachelor of Science in Finance from King’s College in 1971. He graduated from the Securities Industry Institute at the Wharton School of the University of Pennsylvania in 1976 and the Public Finance Institute at the Graduate School of Business at the University of Michigan in 1977. Through his employment experience and experience serving on various boards of directors, Mr. Junquera is experienced with banking, financial, accounting, regulatory and investment matters. Such experience helps him exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.

The table in the SAI under the section titled “Trustees and Officers of the Fund – Fund Shares Owned by Board Members” is hereby replaced by the following:

Name	Dollar Range of Fund Shares Owned in Bluestone Community Development Fund	Aggregate Dollar Range of Shares Owned in Fund Complex
Independent Trustees
J. Clay Singleton	None	None
Cornelius J. Lavelle	None	None
George Stelljes, III	None	None
Jorge A. Junquera Diez	None	None

Please retain this Supplement for future reference.

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